Investor Presentation
Federico Pignatelli, Chairman and CEO
Alexander K. Arrow, MD, President and COO
April 2014
NASDAQ:BIOL
www.biolase.com
The Total Technology Solution:
BIOLASE offers a complete
ecosystem of advanced
technology solutions for dentistry
centered around WaterLase
Exhibit 99.1

Safe Harbor Statement
This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as “anticipates
“expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes.
These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among other a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE’s filings with the Securities and Exchange Commission including its prior filings on Form 10-K and 10-Q.

BIOLASE Snapshot
•
High-tech equipment for dental and medical applications
•
Dental products marketed through direct sales force
–
Er,Cr:YSGG and diode laser systems
–
2-D and 3-D digital imaging systems
–
Intraoral 3-D digital impression-taking solution
–
Chair-side CAD/CAM milling machine (expected to ship in Q2)
–
Chair-side digital printing
•
Pipeline of medical applications
–
Recent launch of laser products into ENT and veterinary markets
•
FY 2013 revenue of $56M
•
Listed on NASDAQ, publicly traded since 1987
•
Headquartered in Irvine, California
•
220+ Employees

Laser Technology
BIOLASE TTS
CAD/CAM
Digital Imaging

BIOLASE®

The BIOLASE Total Technology Solution
Diagnosis
Treatment
Impressions
Design
3-D Printer
Milling
Restoration
2-D and 3-D Imaging
Systems for
Diagnosis and
Treatment Planning
Advanced Dental
Lasers and Tissue
Management
Intraoral 3D Digital
Impression-Taking
Solution
CAD/CAM
Software Tools
Award-Winning 3-D
Printing Technology
In-Office Chairside
CAD/CAM Milling
Precisely Milled
Restorations
BIOLASE offers a complete
ecosystem of advanced
technology solutions for dentistry
centered around WaterLase

Non- contact – NO vibration or macrofractures
Cool cutting– NO thermal damage
Cuts with laser energy and water only – NO friction
50 microsecond laser pulses occur faster than neuron can react

BIOLASE®

5 With WaterLase, BIOLASE has: PAGE 5 • Invented, • Developed, • Patented, and • Been granted FDA clearance for a fundamentally different kind of tissue-cutting tool.

Significant Market Opportunity in Dental
•
200 million hard tissue procedures
performed annually in the U.S.
–
Cavity preparation, root canals, and other
procedures involving bone or teeth
•
1.2 million soft tissue procedures
performed annually in the U.S.
–
Gum line alteration and tissue clipping
•
~1.5 million dentists worldwide
–
160,000 dentists in U.S. and Canada¹
–
Rapid growth in emerging economies²
•
Current BIOLASE market penetration
–
~3 5% of dental practices in U.S.
–
~1% worldwide
•
Each incremental 1% market
penetration correlates to $600M in
revenue
1
American Dental Association
2
World Federation of Dentistry
~1,500,000
Estimated Total Global Market
BIOLASE Systems Sold Worldwide (1998 Present)
25,000+
Total Systems Sold

WaterLase The All-Tissue Laser
•
Water molecules in tissue absorb
laser energy from WaterLase and
vaporize, resulting in an atraumatic
ablation of the tissue
–
Minimal trauma or bleeding
–
No heat, no vibration, and little to no pain
–
Reduces or eliminates need for anesthesia
–
Significantly reduces cross contamination
–
No microfractures
•
Extensive patent protection
•
Medical applications
–
Ophthalmology
–
Orthopedics
–
Surgical
Comparison of Conventional Dental Drills vs. WaterLase
Conventional Dental Drill Waterlase
•
Cutting (hard tissue)
•
Cutting (hard and soft tissue)
•
Polishing
•
Surface modification
•
Coagulation
•
Disinfection
•
Bio-stimulation
•
Desensitization

WaterLase Value Proposition
•
Expands dentists’ practice by enabling
them to perform procedures that
they would otherwise refer to
specialists, for example:
–
Gingivectomy = $160 $200
–
Perio Treatment = $375 $1,000
–
Hard-tissue Crown Lengthening =
$500 $700
–
Herpetic or Aphthous Ulcer = $300 $500
–
Frenectomy = $400 $600
•
Increases efficiency
–
With no anesthesia, the WaterLase also
increases efficiency and allows the dentist to
work in multiple quadrants in a single visit;
equating to $250 750 per day in additional
revenue
•
A dentists’ return on investment can be
500 to 1,500%
•
Procedures are easy to learn and
training is included in the cost of device
•
WaterLase technology substantially
reduces the risk of cross contamination
–
15% of “sterilized” burs and up to 76% of
“sterilized” endodontic files carry pathogenic
micro-organisms
–
Autoclaving fails one out of every seven times to
decontaminate burs
Monthly Finance
Payment
New Monthly
Revenue Generated
Approx. $1,200 $5,000 – 15,000

WaterLase Value Proposition
•
More procedures and a higher rate of acceptance
from patients
•
Case Study:  Doctor David Peck (Springfield, MA)
–
Practice running at approximately $1M per year in 2010;
purchased a WaterLase iPlus in January 2011
–
Practice generated $1.7M in 2011
–
Dr. Peck performed ~75 frenectomies in 2011 which
generated about $35,000 in a few hours of work
–
Purchased second WaterLase iPlus in Sept 2012
–
Practice generated $2.0M in 2012

Suite of Dental Laser Solutions
•
All-tissue dental lasers
–
The WaterLase iPlus (flagship all-tissue laser),
and the MDX and MD Turbo
•
Soft-tissue dental diode lasers
–
The EPIC 10 Soft Tissue laser, which in June
2013 won the MDE gold medal in medical
device design, and the iLase, a portable diode
laser with no foot pedal, power cord, or
external controls
•
Soft-tissue medical lasers
–
The EPIC-S (surgical & ENT) and EPIC-V
(veterinary)

BIOLASE
HOME
SOFT TISSUE
WHITENING
PAIN THERAPY
epic

BIOLASE®

EPIC Soft-Tissue Diode Laser
•
EPIC is the only diode laser cleared for
three modalities:
–
soft tissue surgery,
–
whitening, and
–
pain therapy
•
Offers precise tissue cutting control
for different procedures and tissues
•
Shortest pulse available in the market
today, short pulses are known to
cause less thermal damage and
produce cleaner cuts
•
Portable console allows for device to
move about dental clinic
Comparison of Scalpel vs. EPIC Diode Laser
Scalpel EPIC Laser
Cutting Cutting
Teeth Whitening
Coagulation
Disinfection
Bio-stimulation
Desensitization

12 Market Share in Dental Laser Market 55% 45% Worldwide Total Dental Laser Market Rest of World BIOLASE 20% 80% Worldwide Hard-Tissue Dental Laser Market Rest of World BIOLASE

Digital Imaging Solutions and CAD/CAM Intra-Oral Scanning
•
NewTom 3-D Imaging Systems
– Takes an image at every degree of rotation
– Medical grade imaging technology
– Less cost, less radiation exposure
– Exclusive U.S. & Canada distribution
agreement through Feb 2015
•
TRIOS CAD/CAM Intraoral Scanner
– Digital impression taking technology
– Allows for on-screen visualizations of the
impressions
– Hand held scanner, operator's control cart,
and software
– North American distribution
agreement through Aug 2017
•
Impression taking
solutions digitize
time consuming
manual step
•
Imaging devices
provide the
industry’s highest-
quality images
with the lowest
level of radiation
•
2-D imaging
models are
expandable to full
3-D capability

Galaxy
BIOMILL
system
NEW!
3Shape TRIOS Pod
The BEST digital scanner for seamless capture of 3D impressions
Galaxy BioMILL™
The BEST chairside milling system with lab-grade features and precision
SCAN
DESIGN
MILL

BIOLASE®

GALAXY BioMill System Chair-Side Restoration Solutions
•
Lab-grade features and precision that
enables dental professionals to
perform in-office milling of crowns,
inlays, and veneers in on visit
•
No need to digital impressions to be
sent to a centralized dental lab
•
Introduced at the Greater NY Dental
Meeting in December 2013
•
Expected to be ready to ship in Q2
2014

GALAXY BioMill System Value Proposition
•
Compared to the market leading
system, GALAXY BioMill is offered at:
•
Open architecture
•
Designed in conjunction with imes-
iCore Gmbh and utilizes 3Shape’s fast
and highly accurate intra-oral scanner
•
Historical CAD/CAM systems for the
dental office are obsolete compared
with laptop scanners and tabletop
milling modules
•
A $500 million milling market in 2013
–
Growing at approximately 20 25%
Features
Galaxy BioMill
System
CEREC AC with
Bluecam +
CEREC MC
Indications
Complete Chair-
side spectrum
Single-tooth
Restorations
Laptop
Configuration
Yes No
Open Architecture
Yes, Scanner &
BioMill
No
Touch Display Yes No
Milling Speed 60,000 rpm 42,000 rpm
Wet & Dry Milling Yes No
Price (Base B&W
System)
$79,950 $79,995
Price (Base Color
System)
$94,950
$109,995 to
$129,995
– 2/3 the price
– Lower cost of maintenance

Stratasys Objet 30 OrthoDesk Desktop 3-D Printing
•
Distributor of Stratasys' Objet30
OrthoDesk and a number of Design
Series High End 3-D printers
•
The Objet30 OrthoDesk combines
precise 3-D printing technology with a
small footprint
•
Easy to use, and includes specialized
dental printing materials in convenient
sealed cartridges
•
Dentists can fabricate stone models,
orthodontic appliances, delivery and
positioning trays, models for clear
aligners, retainers and surgical guides
on their desktop

Pipeline of New Medical Applications
Otolaryngology (ENT) Opportunity
•
•
Veterinary Opportunity
•
•
•
– 52,000 veterinarians in the U.S.
•
Market Size
– 9,000 otolaryngologists in the U.S.
– 700,000 nasal turbinate reductions per year
– 30% of them performed with current tools
need revisions
– 600,000 sinuloplasties per year
EPIC-S, a laser designed for
otolaryngologists
Launched in Q4 2013
EPIC-V is a versatile tool for veterinary
dental, dermatological, and surgical
procedures on most mammalian and
bird species
Launched in 3Q 2013
Market Size

Extensive Patent Portfolio
•
Over 300 U.S. and international patens and patents pending
•
Approximately 70% related to WaterLase technology and medical lasers.
Issued &
Active
Pending Total
U.S. 88 41 129
International 91 90 181
Total 179 131 310

Revenues
(in Thousands)
Share Price

Revenues
(in Millions)

BIOLASE®

$20
$15
$10
$5
Net Revenue and Stock Price
$-
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
$4.4
$5.9
$6.2
$9.7
$10.6
$12.1
$13.1 $13.2 $12.3
$12.2
$13.8
$14.6
$14.2
$12.3
$15.2
$0
$5
$10
$15
$20
Q1 10 Q2 '10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13
$19.1

Outlook for 2014
•
Sales force is transitioning from selling WaterLase to a portfolio of dental products
– Initially led to inefficiencies which were intensified by market factors such as confusion over the
Affordable Care Act
•
Biolase now offers an ecosystem of products in the most exciting fields of high-tech dentistry:
– Lasers
– High-end 2-D and 3-D digital imaging
– Chair-side milling
– Desktop 3-D printing
•
Key management changes have been made
•
Industry veterans have been hired for VP of Sales and management positions in
Marketing
•
Some open sales territories have been filled in early 2014

Growth Drivers for BIOLASE – Value Creation
•
Execute on new sales force
strategy
•
Dedicated imaging
specialists will eliminate rep
distractions from sales of
core WaterLase and Diodes
•
Cone Beam and CAD/CAM
positioned for high growth in
2014
•
Intent to alleviate working
capital constraints
Near-term
Grow the Base Dental
Business
•
Introduction of Galaxy
BioMill System
•
Entry into new $500M yearly
market
•
Market growing at 20–25%
annual growth
Mid-term
Chair-Side Milling and In-
Office 3-D Printing
•
Expand into new medical
applications using our
advanced surgical
technologies
Long-term
Medical / ENT / Vet

Investment Highlights
•
Significant market opportunity in dental
•
Commanding market share in dental laser market
•
Portfolio of advanced technology solutions for all dental practice needs
– Minimally invasive lasers
– High-end digital imaging solutions
– 3-D digital impression-taking solution
– Same-day CAD/CAM chair-side milling system
•
Proprietary commercial technologies
– Over 300 issued or pending U.S. and international patents
•
Pipeline of new medical applications and revenue streams
– ENT and veterinary opportunities
– Higher-margin consumable revenue associated with Galaxy BioMill system
•
Realignment of sales structure expected to contribute to 2014 growth

23 4 Cromwell, Irvine, CA 92618 Revolutionizing Surgery in Dentistry and Medicine NASDAQ:BIOL www.biolase.com